UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004

(Address of Principal Executive		(Zip Code)
Offices)
(973) 882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Calculation of Ratio of Earnings to Fixed Charges
Press Release

Item 2.02. Results of Operation and Financial Condition.
     On January 19, 2007, Covanta Holding Corporation (the “Company”) issued a press release (the “Press Release”) which updated its previously announced full year 2006 earnings guidance. A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference to this Item 2.02. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.
Item 8.01. Other Events.
     The Press Release also announced the Company’s intention to implement a comprehensive recapitalization plan through a series of equity and debt financings, which includes the following: (i) refinancing of all of the credit facilities of the Company’s principal subsidiary, Covanta Energy Corporation; (ii) repurchase of approximately $612 million in principal amount of outstanding notes at intermediate subsidiaries; (iii) commencing an underwritten public offering of approximately $125 million of the Company’s common stock, $0.10 par value; and (iv) commencing underwritten public offering of approximately $325 million of the Company’s convertible debentures. The Press Release also contained the Company’s full year 2007 earnings guidance. A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference to this Item 8.01. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits

	Exhibit No.	Exhibit

	12.1*	Calculation of Ratio of Earnings to Fixed Charges

	99.1	Press Release, dated January 19, 2007

*	Incorporated by reference into the Registration Statement on Form S-3 No. 333-140082 as an exhibit thereto and filed as part of this Current Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2007 COVANTA HOLDING CORPORATION (Registrant)
By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

12.1*	Calculation of Ratio of Earnings to Fixed Charges

99.1	Press Release, dated January 19, 2007

*	Incorporated by reference into the Registration Statement on Form S-3 No. 333-140082 as an exhibit thereto and filed as part of this Current Report.